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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned, THE SEAGRAM COMPANY LTD., a Canadian corporation (the "Corporation"), and each of the undersigned directors and officers of the Corporation, hereby constitute and appoint EDGAR
M. BRONFMAN, CHARLES R. BRONFMAN, EDGAR BRONFMAN, JR., ROBERT W. MATSCHULLAT, MICHAEL C.L. HALLOWS AND DANIEL R. PALADINO and each of them severally, his true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the U.S. Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission thereunder in connection with the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 1997, (the Annual Report including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Corporation and the name of the undersigned, individually and in his capacity as a director or officer of the Corporation, to the Annual Report as filed with the U.S. Securities and Exchange Commission, to any and all amendments thereto, and to any and all instruments or documents filed as part thereof or in connection therewith) and each of the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF each of the undersigned has subscribed these presents on the date set opposite his name.

                  SIGNATURE                                          DATE
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
/s/ EDGAR M. BRONFMAN                                          August 13, 1997
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THE SEAGRAM COMPANY LTD.
Edgar M. Bronfman
Chairman of the Board

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
                  SIGNATURE                                          DATE
---------------------------------------------   ----------------------------------------------
/s/ EDGAR M. BRONFMAN                                          August 13, 1997
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Edgar M. Bronfman

/s/ CHARLES R. BRONFMAN                                        August 13, 1997
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Charles R. Bronfman

/s/ EDGAR BRONFMAN, JR.                                        August 13, 1997
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Edgar Bronfman, Jr.

/s/ SAMUEL BRONFMAN II                                         August 13, 1997
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Samuel Bronfman II

/s/ MATTHEW W. BARRETT                                         August 13, 1997
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Matthew W. Barrett

/s/ FRANK J. BIONDI, JR.                                       August 13, 1997
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Frank J. Biondi, Jr.

/s/ WILLIAM G. DAVIS                                           August 13, 1997
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William G. Davis

/s/ PAUL DESMARAIS                                             August 13, 1997
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Paul Desmarais

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
                  SIGNATURE                                          DATE
---------------------------------------------   ----------------------------------------------
/s/ MICHELE J. HOOPER                                          August 13, 1997
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Michele J. Hooper

/s/ DAVID L. JOHNSTON                                          August 13, 1997
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David L. Johnston

/s/ E. LEO KOLBER                                              August 13, 1997
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E. Leo Kolber

/s/ MARIE-JOSEE KRAVIS                                         August 13, 1997
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Marie-Josee Kravis

/s/ R.W. MATSCHULLAT                                           August 13, 1997
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Robert W. Matschullat

/s/ C. EDWARD MEDLAND                                          August 13, 1997
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C. Edward Medland

/s/ LEW R. WASSERMAN                                           August 13, 1997
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Lew R. Wasserman

/s/ JOHN S. WEINBERG                                           August 13, 1997
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John S. Weinberg